THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
PURSUANT TO RULE 901(d) OF REGULATION S-T

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                             FORM T-1

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF A
             CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                   SECTION 305(b)(2)       |__|

                         _______________

                       THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)


New York                                     13-5160382
(State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                 identification no.)

48 Wall Street, New York, N.Y.               10286
(Address of principal executive offices)     (Zip code)

                         _______________

                    VALERO ENERGY CORPORATION
       (Exact name of obligor as specified in its charter)

Delaware                                     74-1828067
(State or other jurisdiction of              (I.R.S. employer
incorporation or organization)               identification no.)


7990 West 1H 10
San Antonio, Texas                           78230-4715
(Address of principal executive offices)     (Zip code)

                      ______________________

                         Debt Securities
               (Title of the indenture securities)


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1.  General information.  Furnish the following information as to the
    Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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Superintendent of Banks of the State of          2 Rector Street, New York,
  New York                                       N.Y.  10006, and
                                                 Albany, N.Y. 12203

Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                 N.Y.  10045

Federal Deposit Insurance Corporation            Washington, D.C.  20429

New York Clearing House Association              New York, New York  10005

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment
         No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                            SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of June, 1998.

                         THE BANK OF NEW YORK


                         By:    /s/ WALTER N. GITLIN
                         Name:  WALTER N. GITLIN
                         Title: VICE PRESIDENT